                                   PROSPECTUS
                                AUGUST 31, 1996
                     TEMPLETON IMMEDIATE VARIABLE ANNUITIES
                 ISSUED BY TEMPLETON IMMEDIATE VARIABLE ANNUITY
                                SEPARATE ACCOUNT
                                       OF
                         TEMPLETON FUNDS ANNUITY COMPANY
                               700 Central Avenue
                       St. Petersburg, Florida 33701-3628
                            Telephone (800) 774-5001

A Templeton Immediate Variable Annuity ('Contract') is an immediate variable annuity issued by Templeton Funds Annuity Company. The Contracts will not be available to any investor who resides in a state where the Contracts may not lawfully be sold. The minimum amount required to purchase a Contract is $10,000. All assets under the Contracts are invested, through Templeton Immediate Variable Annuity Separate Account (the 'Separate Account'), in shares of Templeton Variable Annuity Fund (the 'Fund'). The value of the Contracts, and the amount of each Annuity Payment, will vary with the performance of the Fund. The Separate Account has registered an indefinite number of its individual Contracts under the Securities Act of 1933.

The Fund has for its investment objective long term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES ANDEXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIESAND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THEACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS ACRIMINAL OFFENSE.

This Prospectus sets forth concisely information about the Contracts and the Separate Account that a prospective investor should know before investing.


A Statement of Additional Information (the 'SAI') dated August 31, 1996, is on file with the Securities and Exchange Commission and is, in its entirety, incorporated by reference into and made a part of this Prospectus. (See page __ for the Statement of Additional Information Table of Contents.) A copy of the SAI is made available upon request and without charge by calling or writing Templeton Funds Annuity Company at the address indicated above.


THIS PROSPECTUS SHOULD BE ACCOMPANIED BY A CURRENT PROSPECTUS OF THE FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS


         PAGE
Glossary of Special Terms
Expense Table
Contractholder Transaction Expenses
Separate Account Annual Expenses.
Templeton Variable Annuity Fund Annual Expenses
Summary
Templeton Funds Annuity Company
The Separate Account.
Templeton Variable Annuity Fund
Purchase of Annuities
The Annuities
Payment Options
Death Benefit
Beneficiaries
Annuity Payments.
Annuity Units
Value of the Separate Account
Delays in Valuation and Payment
Deductions and Charges.
Tax Information
Internal Revenue Code Limitations on Qualified Contracts.
Federal Income Tax Status
(a) Federal Tax Status of the Company and the Separate Account.
(b) Federal Tax Status of Annuitants.
(c) Restrictions on Distributions Under 403(b) Plans.
(d) Rollovers and Direct Rollovers
(e) Withholding
(f) Income Taxation of Death Benefits.
Sales of Variable Annuity Contracts
Voting Rights
Substitution of Securities and Other Changes.
Performance Information
Illustration of Values
Statement of Additional Information Table of Contents
Appendix A.


                                      - 2 -
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

                            GLOSSARY OF SPECIAL TERMS

ANNUITANT                A person on whose life the Annuity Payments are based.


ANNUITY A Templeton individual immediate variable annuity which is purchased by the Contractholder.


ANNUITY BENEFITS         Those  benefit  payments,  including  Annuity
                         Payments, made to an Annuitant, a Joint Annuitant,  one
                         or more  Beneficiaries  and/or any of their  respective
                         estates under the terms of the Contracts.

ANNUITY OPTION           A form for payment of Annuity  Benefits which is
                         selected in the application for the Contract.

ANNUITY PAYMENTS         The monthly  payments made in accordance  with
                         the Annuity Option elected by the Contractholder.

ANNUITY STARTING DATE    The  date on which  the  first  Annuity
                         Payment is  calculated.  The Annuity  Starting Date may
                         not be more than 12 months from the Issue Date.

ANNUITY UNIT             An  accounting  unit of measure  used to calculate
                         the  dollar  amount of  Annuity  Payments  and  Annuity
                         Benefits  under  Annuity  Options 2, 3, 4, 5 and 6. The
                         value of an Annuity Unit fluctuates  generally with the
                         value of the Fund.

ASSUMED  ANNUAL          The  interest  rate upon which the annuity  payments in
INTEREST RATE            the Contract are based under Annuity Options 2, 3, 4,
                         5 and 6.

BENEFICIARY              The   person,   persons   or   entity   named   by  the
                         Contractholder  to receive any proceeds,  or to receive
                         Annuity  Benefits,  if any, after the last death of the
                         Annuitant and any Joint Annuitant.

BUSINESS DAY             Any day the New  York  Stock  Exchange  is open for
                         trading,  or  any  day  in  which  the  Securities  and
                         Exchange Commission requires that the Separate Account
                         be valued.

CHARGE TO THE SEPARATE   A daily charge  equivalent to a percentage of the
ACCOUNT                  daily net asset value of the Separate Account.

CODE                     The Internal Revenue Code of 1986, as amended.

COMPANY Templeton Funds Annuity Company, a Florida insurance company which maintains the Separate Account and issues the Contracts.

CONTRACT MAINTENANCE     An annual charge assessed at the end of each Contract
CHARGE                   year for administrative services performed by the
                         Company.

CONTRACT YEAR            Each 12-month period beginning with the Issue Date.

CONTRACTHOLDER           The person, persons or entity entitled to the ownership
                         rights  stated in the  Contract  and in whose  name the
                         Contract is issued.

FUND                     Templeton   Variable   Annuity  Fund,   the  registered
                         open-end  management  investment  company  in which the
                         Contract's assets are invested by the Separate Account.

GENERAL ACCOUNT All Company assets other than those allocated to any Separate Accounts.

INITIAL PAYMENT DATE The date of the first Annuity Payment, which will be either the 1st or 15th day of a month as elected in the application, depending on the date of receipt of the initial Purchase Payment.

ISSUE DATE               The date on which this Contract becomes effective.

JOINT ANNUITANT A person other than the Annuitant designated by the Participant as a person on whose life Annuity
                         Payments may also be based.


                                      - 3 -

NET ASSET VALUE The total assets of the underlying mutual fund (or other investment vehicle) less the liabilities of that fund (or vehicle), as of the close of trading on a Valuation Date.

NET PURCHASE PAYMENT(S)  The Purchase Payments(s) less any Taxes levied.

NONQUALIFIED CONTRACT    A  contract  which is not used in  connection
                         with a retirement plan which meets the  requirements of
                         Sections 401(a), 403(b) or 408 of the Code.

PAYEE The recipient of Annuity Payments or other benefits under the Contract.

PURCHASE PAYMENT(S)      Amount(s)  paid to the  Company  to provide
                         benefits under the Contract.

QUALIFIED CONTRACT       A  Contract   used  in   connection   with  a
                         retirement   plan  which  meets  the   requirements  of
                         Sections 401(a), 403(b) or 408 of the Code.

SEPARATE ACCOUNT         Templeton Immediate Variable Annuity Separate Account,
                         a separate account of the Company registered with the
                         Securities and Exchange Commission as a unit investmen
                         trust. The Separate Account invests all its assets in
                         the Fund. The assets of the Separate Account are not
                         commingled with the general assets of the Company, and
                         the investment performance of the Separate Account is
                         kept separate from that of the general assets of the
                         Company.

SEPARATE  ACCOUNT        The Contract's  proportionate  share of the Separate
CONTRACT VALUE           Account as defined in the Contract.

TAXES The taxes imposed on reserves in the Separate Account or on net income received by the Company. Also, premium taxes charged as a result of the issue, maintenance, surrender or annuitization of the Contract.

TIVA UNIT                An  accounting  unit of measure  used to calculate
                         Annuity  Payments and Annuity  Benefits  under  Annuity
                         Option  1  and  for  measuring  amounts  credited  to a
                         Contract before the Annuity Starting Date.

VALUATION DATE           Any date on which the Separate  Account is valued.
                         The  Separate  Account will be valued on the Issue Date
                         and on each Business Day thereafter.

VARIABLE ANNUITY         An  annuity  with  payments  which  vary as to
                         dollar amount in relation to the investment performance
                         of the Separate Account.

WITHDRAWAL CHARGE        The charge assessed against certain  withdrawals
                         from  the  Contract   which  shall  be  the  contingent
                         deferred sales charge listed in the Expense Table.

                                  EXPENSE TABLE

CONTRACTHOLDER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases                                       NONE

Contingent Deferred Sales Charge
   (as a percentage of Purchase Payments)*

Less than 1 complete year since Purchase Payment.                        5%

1 complete year since Purchase Payment.                                  4%

2 complete years since Purchase Payment                                  3%

3 complete years since Purchase Payment                                  2%

4 complete years since Purchase Payment                                  1%

5 or more complete years since Purchase Payment                         NONE

Annual Contract Maintenance Charge.                                    $30.00

*The Applicable Contingent Deferred Sales Charge, as a percentage of Purchase Payments, is applied only against nonscheduled withdrawals from a Contract making Annuity Payments under Annuity Option 1. The Company does not intend to impose a sales charge which exceeds any limitation on sales expenses set by any regulatory or governing body having jurisdiction over the Separate Account or its sale.

SEPARATE ACCOUNT ANNUAL EXPENSES
(As a percentage of average account value)

Mortality and Expense Risk Fee                                          1.20%

TEMPLETON VARIABLE ANNUITY FUND ANNUAL EXPENSES
(As a percentage of Fund average net assets)**

Management Fees.                                                        0.50%


Other Expenses                                                          0.15%
Administrative Fees                                                     0.35%
Other (after fee reduction)                                             0.50%
Total Fund Annual Expenses                                              1.00%
-------------------
     Templeton Investment Counsel, Inc., the Fund's investment manager, has voluntarily agreed to reduce its investment management fee to the extent necessary to limit total expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) to 1% of the Fund's average daily net assets until May 1, 1997. If such fee reduction is insufficient to so limit the Fund's total expenses, the Fund's business manager, Templeton Funds Annuity Company, has agreed to reduce its fee and, to the extent necessary, assume other Fund expenses, so as to limit the Fund's expenses. Expenses borne by the investment manager amounted to $0.01 per share for the fiscal year ended December 31, 1995. If these expenses had been incurred by the Fund, the ratio of expenses to average net assets would have been 1.06%.

                                     SUMMARY

A Templeton Immediate Variable Annuity is designed to be used to distribute the benefits of Individual Retirement Accounts (including rollovers of Individual Retirement Accounts), qualified plans under Section 401(a), tax deferred annuities under Section 403(b) of the Code, and to provide annuity income benefits from non-tax qualified accumulations. The minimum Purchase Payment is $10,000. Purchase Payments can be made until the Annuity Starting Date.

The Contractholder may select an Annuity Option which provides for the payment of distributions that are based on the Internal Revenue Service Life Expectancy Tables. Also, the Contractholder may select from a variety of payment options based on the Annuitant's life (or the life of the Annuitant and that of a Joint Annuitant) or for a period certain (see 'Payment Options'). The value of the first Annuity Payment depends on the amount invested and the Annuity Payment option selected by the Contractholder. The amount of each Annuity Payment thereafter will fluctuate based on the performance of the underlying mutual fund in which the Annuity assets are invested (see 'Templeton Variable Annuity Fund'). The investment objective of the Fund is long term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation.

The Contracts are sold without a sales charge; however, a Withdrawal Charge (contingent deferred sales charge) may be imposed on withdrawals in excess of scheduled Annuity Payments under Annuity Option 1 (see 'Expense Table,' page 5). An Annual Contract Maintenance Charge is imposed at the end of each Contract year to compensate the Company for providing administrative services. The current Annual Contract Maintenance Charge is $30. The Company assesses a charge on an annual basis of 1.2% of assets of the Separate Account as compensation for assuming mortality and expense risks. The Company guarantees that these charges will not increase for Contracts already issued (see 'Deductions and Charges'). Expenses of Templeton Variable Annuity Fund are described in its prospectus.

Withdrawals in excess of the scheduled Annuity Payments may be made under Annuity Option 1 under certain conditions. A Withdrawal Charge will be deducted from any withdrawal in excess of the scheduled Annuity Payments. The maximum amount of the Withdrawal Charge is 5% in the first Contract Year and reduces to 0% in years 6 and thereafter. Withdrawals in excess of scheduled Annuity Payments are not permitted under Annuity Options 2, 3, 4, 5, and 6.


Any applicable state premium taxes will be deducted either from the Purchase Payment at the time a Contract is purchased or from Annuity Payments or Annuity Benefits, as required by the applicable taxing authority from time to time.
Where applicable, the full amount of premium taxes will be borne by this Contract. The Contract may also be charged with its proportionate share of any other taxes levied against the Separate Account. Under qualified plans, the Contracts may not be assigned or pledged by the Annuitant, Joint Annuitant or Beneficiary except in surrender of the Contract.

                         TEMPLETON FUNDS ANNUITY COMPANY

Templeton Funds Annuity Company (the 'Company'), 700 Central Avenue, St. Petersburg, Florida 33701-3628, is the sponsor of the Separate Account. The Company was organized as a Florida corporation on January 25, 1984 and is licensed to engage in the life insurance business in Florida and other states. The Company is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (See 'Templeton Funds Annuity Company' in the SAI for additional information.)

                              THE SEPARATE ACCOUNT

The Separate Account was established on November 6, 1990, by resolution of the Board of Directors of the Company and is registered with the Securities and Exchange Commission (the 'Commission') as a unit investment trust. This registration does not involve any supervision by the Commission of the administration or investment practices or policies of the Separate Account or of the Fund. The Separate Account invests its assets, net of certain expenses (see 'Deductions and Charges'), exclusively in the Fund. Although empowered to establish subaccounts which may make other investments, the Separate Account has no present intention of so doing.

The Separate Account is administered and accounted for as part of the general business of the Company, but the income and capital gains or losses from assets allocated to the Separate Account, whether or not realized, are, in accordance with the resolution establishing the Separate Account, credited to or charged against those assets without regard to other income, gains or losses of the Company. The assets of the Separate Account are not chargeable with liabilities arising out of any other business of the Company. The obligations arising under the Contracts are obligations of the Company.

                         TEMPLETON VARIABLE ANNUITY FUND

The Fund is registered under the Investment Company Act of 1940 as an open-end diversified management investment company and is currently used as a funding vehicle for the Contracts. The Fund was organized as a Massachusetts business trust on February 5, 1987. The Fund's investment objective is long term capital growth. It pursues this objective through a flexible policy of investing primarily in stocks and debt obligations of companies and governments of any nation, including issuers inside as well as outside the United States. The Fund's Investment Manager is Templeton Investment Counsel, Inc., an affiliate of the Company. A prospectus containing more complete information concerning the Fund accompanies this Prospectus and should be read carefully before purchasing an Annuity.


     The following is a graph showing how the Annuity Payments can fluctuate based on past investment performance through December 31, 1995. The graph shows the effect that the Fund's investment performance would have had if a Contract with an Assumed Annual Interest Rate of 5%, providing an initial monthly Annuity payment of $500, was purchased on the date the Fund commenced operations. Annuity Payments increase for a given month if the annualized net rate of return for that month is higher than the Assumed Annual Rate of Return, and decrease for a given month if the annualized net rate of return is lower than the Assumed Annual Rate of Return. The Purchase Payment necessary for an initial monthly Annuity Payment of $500 will vary depending on the age and sex of the Annuitant (and Joint Annuitant, if any), the Annuity Option, and the Annuity Starting Date.

The graph takes into account all charges under the Contract and the actual expenses of the Fund except the Annual Contract Maintenance Charge of $30. Past performance is not indicative of future performance. No representation can be made that the performance shown in the graph can be acheived for any period of time in the future.

                                  MONTHLY INCOME

                     [The following table replaces a graph.]

        Date                                Plot Pts.

        Feb. 88                             500.00
        Mar. 88                             509.28
        Apr. 88                             490.67
        May 88                              486.57
        Jun. 88                             500.59
        Jul. 88                             493.85
        Aug. 88                             477.93
        Sep 88                              479.87
        Oct. 88                             497.78
        Nov. 88                             482.49
        Dec. 88                             486.58
        Jan. 89                             509.81
        Feb. 89                             534.90
        Mar. 89                             533.47
        Apr. 89                             543.25
        May 89                              555.77
        Jun. 89                             548.35
        Jul. 89                             567.57
        Aug. 89                             593.57
        Sep. 89                             604.64
        Oct. 89                             590.77
        Nov. 89                             596.85
        Dec. 89                             608.16
        Jan. 90                             596.55
        Feb. 90                             576.58
        Mar. 90                             573.16
        Apr. 90                             588.11
        May 90                              598.72
        Jun. 90                             611.16
        Jul. 90                             635.00
        Aug. 90                             566.38
        Sep. 90                             535.83
        Oct. 90                             503.57
        Nov. 90                             496.64
        Dec. 90                             513.38
        Jan. 91                             513.72
        Feb. 91                             573.89
        Mar. 91                             576.79
        Apr. 91                             591.19

        May 91                              571.76
        Jun. 91                             564.21
        Jul. 91                             575.53
        Aug. 91                             555.85
        Sep. 91                             592.49
        Oct. 91                             594.40
        Nov. 91                             599.43
        Dec. 91                             594.62
        Jan. 92                             642.61
        Feb. 92                             647.42
        Mar. 92                             648.01
        Apr. 92                             649.04
        May 92                              666.55
        Jun. 92                             645.27
        Jul. 92                             657.25
        Aug. 92                             644.76
        Sep. 92                             640.75
        Oct. 92                             627.71
        Nov. 92                             634.00
        Dec. 92                             651.44
        Jan. 93                             677.80
        Feb. 93                             672.81
        Mar. 93                             687.67
        Apr. 93                             712.93
        May 93                              701.04
        Jun. 93                             716.23
        Jul. 93                             712.44
        Aug. 93                             754.13
        Sep. 93                             766.79
        Oct. 93                             802.20
        Nov. 93                             802.51
        Dec. 93                             823.26
        Jan. 94                             858.48
        Feb. 94                             872.79
        Mar. 94                             841.25
        Apr. 94                             807.54
        May 94                              816.97
        Jun. 94                             815.42
        Jul. 94                             830.11
        Aug. 94                             847.24
        Sep. 94                             844.49
        0ct. 94                             829.20
        Nov. 94                             809.31
        Dec. 94                             771.07
        Jan. 95                             763.03
        Feb. 95                             773.60
        Mar. 95                             767.76
        Apr. 95                             802.70
        May 95                              830.19
        Jun. 95                             848.34
        Jul. 95                             892.13
        Aug. 95                             880.81
        Sep. 95                             903.56
        Oct. 95                             892.40
        Nov. 95                             867.32
        Dec. 95                             885.18


                              PURCHASE OF ANNUITIES

Persons desiring to purchase a Contract must send a completed application and an initial Purchase Payment to the Company. If the application can be accepted in the form received, the Purchase Payment will be credited to the Contract within two business days after receipt. If the Purchase Payment cannot be credited within five business days after receipt because the application is incomplete, the Company will contact the Applicant to explain the reason for the delay. The Company will immediately return the initial Purchase Payment unless the Applicant specifically directs the Company to retain the initial Purchase Payment until the application is complete to the satisfaction of the Company. The Company reserves the right to accept or reject any application at its sole discretion. The Contracts are non-participating and, therefore, do not share in any profits of the Company. The Contracts may be modified by the Company in order to maintain compliance with applicable state and federal law. The Contracts are offered on a continuous basis.

The minimum initial Purchase Payment is $10,000. Additional Purchase Payments may be made until the Annuity Starting Date. Within 10 days of receipt of the Contract by the Contractholder, the Contract may be returned by delivering or mailing it to the Company and a refund will be made. Certain states may permit the Contractholder more than 10 days to return the Contract. Within seven days of receipt of the Contract and a written notice by the Contractholder, the Company will issue a refund. Unless applicable law requires a refund equal to the Purchase Payments, the Company will refund the value of the Contract computed at the end of the Valuation Period during which the Contract is received by the Company. No withdrawal charges will be assessed in this event.

The amount of the initial Annuity Payment will be determined on the 10th Business Day prior to the Initial Payment Date specified in the application. If the completed application and the Purchase Payment are received by the Company before the Business Day on which the Company determines such Initial Annuity Payment, the Purchase Payment will be allocated to the Separate Account for the purchase of TIVA Units until the next following Annuity Starting Date prior to the day of the month of the Initial Payment Date specified in the application. At that time, the Units will be applied under the Annuity Option selected as TIVA Units or converted to Annuity Units. The number of TIVA Units credited to the Separate Account as a result of a Net Purchase Payment is determined by dividing the Net Purchase Payment allocated to the Separate Account by the TIVA Unit value next computed for the Separate Account following the allocation of the Net Purchase Payment to the Separate Account. A TIVA Unit is an accounting measure used to determine a contract's proportionate share of the Separate Account. The value of a TIVA Unit was established at $1.00 for the first Valuation Date of the Separate Account. After that date, the value of a TIVA Unit increases or decreases in proportion to the net investment return of the Separate Account. An Annuity Unit is an accounting measure used to calculate Annuity Payments and Annuity Benefits under one or more of Annuity Options 2, 3, 4, 5, and 6. When an Annuitant selects one or more of Annuity Options 2, 3, 4, 5, or 6, the required TIVA Units credited to the Contract are converted to Annuity Units. Thus, an increase or decrease in the value of a TIVA Unit will have a positive or negative impact on the value of the Annuity Unit.

The Contracts are issued after the Company has accepted a completed application and the initial Purchase Payment. The Contractholder may select an Annuity Starting Date that is no later than 12 months after the date the Contract is issued by the Company.

                                  THE ANNUITIES

A Templeton Immediate Variable Annuity is designed to be used to distribute the benefits of Individual Retirement Accounts (including rollovers of Individual Retirement Accounts), qualified plans under Section 401(a) of the Code, tax deferred annuities under Section 403(b), and to provide annuity income benefits from non-tax qualified accumulations. The minimum Purchase Payment is $10,000. Purchase Payments can be made until the Annuity Starting Date. The
Contractholder may select a combination of Annuity Options from those shown below and allocate parts of the Net Purchase Payment to each option selected. The Contractholder must select at least one Annuity Option. An application will not be accepted if no Annuity Option is selected.

Benefits payable under the Annuities will vary in amount based on the performance of the Fund. However, because the Fund in which the assets used to purchase the Annuity are invested fluctuates in value daily, there can be no guarantee that the remaining value of an Annuity (net of deductions and charges) together with any Annuity Payments already made, will at any given time exceed or even equal the amount of assets used to purchase the Annuity. Also, the Assumed Annual Interest Rate is a fulcrum rate and is used only to determine the first Annuity Payment. The actual annual interest rate will fluctuate to reflect whether the investment experience of the Fund is greater than or less than the Assumed Annual Interest Rate.

PAYMENT OPTIONS

The Annuity Options available under the Contract are as follows:

Annuity Option 1--Life Expectancy Annuity--An Annuity payable monthly, quarterly or annually which is calculated by dividing the Separate Account Contract Value by the recalculated life expectancy of the Annuitant or the joint life expectancy of the Annuitant and a Joint Annuitant each year (see Annuity Tables, Appendix A). Life expectancies are determined in accordance with Publication 575 of the Internal Revenue Service (the 'IRS'). Net Purchase Payments will be used to acquire TIVA Units, which will then be redeemed to pay the Annuity Option 1 Annuity Payments.

Annuity Option 2--Life Annuity--An Annuity payable monthly during the lifetime of the Annuitant. The Annuity will stop with the last Annuity Payment due prior to the death of the Annuitant. Only one Annuity Payment would be made under this Annuity Option if the Annuitant dies before the second Annuity Payment is due; only two Annuity Payments would be made if the Annuitant dies before the third Annuity Payment is due, etc.

Annuity Option 3--Life Annuity with 60, 120 or 180 Monthly Payments Guaranteed--An Annuity payable monthly during the lifetime of an Annuitant with a guarantee that if, at the death of the Annuitant, Annuity Payments have been made for less than 60, 120 or 180 months, as elected, then Annuity Payments will be continued thereafter, to a Beneficiary designated by the Contractholder during the remainder of the period.

Annuity Option 4--Joint and Last Survivor Annuity--An Annuity payable monthly during the joint lifetime of the Annuitant and a designated Joint Annuitant. Upon the death of the Annuitant, Annuity Payments will be made to the Joint Annuitant during the Joint Annuitant's remaining lifetime at a level of 100%, 75% or 50% of the original level, as elected by the Contractholder. This percentage is selected by the Contractholder in the application. Under this Annuity Option, only one Annuity Payment would be made if both the Annuitant and the Joint Annuitant die before the second Annuity Payment is due; only two Annuity Payments would be made if they both die before the third Annuity Payment is due, etc.

Annuity Option 5--Joint and Last Survivor Annuity with 60, 120 or 180 Monthly Payments Guaranteed--An Annuity payable monthly during the joint lifetime of an Annuitant and a Joint Annuitant with no reduction in amount after the death of the Annuitant and with a guarantee that if, at the latter death of either the Annuitant or the Joint Annuitant, Annuity Payments have been made for less than 60, 120 or 180 months as elected, then Annuity Payments will be continued thereafter to a Beneficiary designated by the Contractholder during the remainder of said period.

Annuity Option 6--Unit Refund Life Annuity--An Annuity payable monthly during the lifetime of an Annuitant, ceasing with the last Annuity Payment due prior to the death of the Annuitant with a guarantee that, at the death of the Annuitant, the Beneficiary will receive in one sum the then dollar value of the number of Annuity Units equal to (1) the total net amount applied to purchase the Annuity divided by the Annuity Unit value used to determine the first Annuity Payment, minus (2) the product of the number of the Annuity Units represented by each payment and the number of payments made. No payment will be made if the difference of (1) minus (2) is negative.

Under Annuity Options 2 through 6, the first Annuity Payment for payments on a monthly basis is determined on the basis of the Mortality Table and Interest Rate Assumed in the Contract, and on the Annuity Option(s) specified in the application (see Annuity Tables, Appendix A).

Other payment options may be arranged subject to prior approval by the Company. All Annuity Payments will be made monthly, unless an arrangement is made with the Company for less frequent payments.

Converting from Annuity Option 1.

If Annuity Payments are being made under Annuity Option 1, the Contractholder may elect to convert all or a portion from Annuity Option 1 and have the remaining Annuity Payments made under any of Annuity Options 2, 3, 4, 5 and 6. In the case of the conversion of a Qualified Contract to Annuity Options 3 or 5 with guaranteed payments, the period during which the guaranteed payments will be paid under the option selected may not exceed the Annuitant's life expectancy (or Annuitant's and Joint Annuitant's joint life expectancy), determined under Publication 575, as of the date of the conversion. This restriction does not apply to nonqualified plans.

See 'Tax Information--Internal Revenue Code Limitations on Qualified Contracts,' regarding limitations and other requirements which should be considered when selecting a payment option. Availability of certain options may be limited to comply with provisions of the Internal Revenue Code. Nonscheduled Withdrawals Under Annuity Option 1.

At any time that Annuity Payments under the Contract are being made under Annuity Option 1, the Contractholder may terminate the Contract or withdraw a portion of the Separate Account Contract Value in addition to scheduled Annuity Payments. Withdrawal charges may apply to these nonscheduled withdrawals. The request for termination or withdrawal must be sent to the Company's Home Office in writing. Nonscheduled withdrawals will only be permitted in amounts of $1,000 or more.

The amount of the Withdrawal Charge will be the result of multiplying 1 by 2 below:

1. The nonscheduled withdrawal amount.

2. The appropriate Withdrawal Charge factor from the following Schedule:

         Age of Purchase Payment in Complete Years

                     0     1      2      3      4     5 or more
Withdrawal Charge
to be Applied        5%    4%     3%    2%     1%        0%

The amount paid will be the nonscheduled withdrawal amount less the Withdrawal Charge, calculated on a first-in, first-out basis.

The Separate Account Contract Value will be reduced by the nonscheduled withdrawal amount which will reduce the amount available to make subsequent Annuity Payments. Thus, Annuity Payments in subsequent years will be lower in amount. Nonscheduled withdrawals may also reduce the Separate Account Contract Value to zero. In that event, no further Annuity Payments would be made and the Contract would terminate.

DEATH BENEFIT

In the event the Annuitant and any Joint Annuitant die before the Annuity Starting Date under all Annuity Options, or if the Annuitant and any Joint Annuitant die at any time when Annuity Option 1 is in effect, the Company will pay a death benefit to the Beneficiary upon receipt of due proof of death. The death benefit will be the greater of 1 or 2 below if the age, last birthday, of the last to die of the Annuitant or any Joint Annuitant was 75 or younger at the time of death:

1.   The Separate Account Contract Value.

2. The amount of Net Purchase Payment(s) received by the Company for the Contract, minus the total of all benefits paid under the Contract.

If the age, last birthday, of the last to die of the Annuitant or any Joint Annuitant was more than 75 as of the date of death, the death benefit will be the Separate Account Contract Value reduced by the Withdrawal Charge applicable to a nonscheduled withdrawal based on the age of the Purchase Payments in complete years at such date.

The death benefit under Annuity Option 1 will be payable in a lump sum cash payment. However, the Beneficiary under a Nonqualified Contract (or a Beneficiary under a Qualified Contract where the death of the Annuitant and the death of Joint Annuitant occurs before the Annuity Starting Date) within 60 days after the date that due proof of death is provided, may elect, in writing, in lieu of a cash payment to have the death benefit paid under a method of settlement set out in Annuity Options 2, 3 or 6 for the Beneficiary's life. Other methods of settlement may also be made available upon prior approval by the Company. Optional methods of settlement may be limited by applicable law.

Upon payment of the death benefit, the Contract will cease to be in force.

In the event of the death of the Annuitant and any Joint Annuitant after the Annuity Starting Date where Annuity Options 2, 3, 4, 5 or 6 are in effect, the death benefit, if any, will be payable under the particular option. For example, if Annuity Option 2 or 4 has been selected, there will be no death benefit. Where Annuity Option 3 or 5 has been selected, the Annuity Payment will continue to the Beneficiary for the remainder of the guaranteed period selected.

BENEFICIARIES

The Contractholder may designate a Beneficiary or Beneficiaries to receive any remaining payments or sums which may become payable upon the last death of the Annuitant and the Joint Annuitant. A Contractholder may also designate one or more contingent Beneficiaries to receive Annuity Benefits in the event all Beneficiaries die before all Annuity Benefits payable to such Beneficiaries have been paid. These designations may be changed by the Contractholder from time to time.

Unless otherwise provided in the application, any amount payable after the death of the Annuitant and any Joint Annuitant will be payable in equal shares to such Beneficiaries as are then living. If no Beneficiary is then living, payment will be made in equal shares to such Contingent Beneficiaries as are then living. If no Beneficiary or Contingent Beneficiary is then living, payment will be made to the estate of the Annuitant. Designation of Beneficiaries under a Qualified Contract purchased under a Section 401(a) or 403(b) plan may be limited.

ANNUITY PAYMENTS

In the case of a Qualified Contract where Annuity Option 1 is selected, any Annuitant who is age 70 1/2 or older in the year of purchase must withdraw the minimum distributions required for such year(s) prior to the purchase of the Contract.

Where Annuity Option 1 is selected and if the Annuity Starting Date is before the December 31st which follows purchase of the Contract, the Annuity Payments for the balance of the Calendar year will be the result of dividing the Separate Account Contract Value on the Annuity Starting Date by the life expectancy of the Annuitant and any Joint Annuitant. For example, if the Contract is purchased on August 31, 1996 and the Initial Payment Date is October 1, 1996, and if monthly payments are selected, each monthly payment in 1996 will be the result of the Separate Account Contract Value as of the Annuity Starting Date, divided by the applicable life expectancy, divided by 12. At this time and each time an Annuity Payment is paid subsequently, the Separate Account Contract Value will be decreased by the amount of TIVA Units redeemed to pay the Annuity Payment. The Separate Account Contract Value may also be reduced by the amount of any applicable taxes for which no previous deduction has been made. Subsequent Annuity Payments will be paid on the same day of each succeeding Annuity Payment Interval throughout the Annuitant's lifetime or the lifetime of the Annuitant and the Joint Annuitant until the total Separate Account Contract Value has been paid. The Annuity Payments in subsequent years under Annuity Option 1 will be equal to the remaining Separate Account Contract Value on the December 31 preceding each such year divided by the then appropriate life expectancy or joint life expectancy.

The first payment under any of Annuity Options 2, 3, 4, 5 and 6 will be determined in accordance with the annuity payment rate based on a 5% Assumed Annual Interest Rate (unless the Company also offers an alternative assumed interest rate and the alternative rate is selected). No purchase of an Annuity will be effected until the Company has received proof acceptable to it of the birthdate of the Annuitant and any Joint Annuitant. Once elected, all options except Annuity Option 1 are irrevocable. Any Annuity Option elected as a conversion from Annuity Option 1, once elected, is irrevocable. The amount of each payment depends upon the Annuity Option or Option(s) chosen and the Annuitant's and any Joint Annuitant's actual age at the time the first payment is due. 'Actual age', as used above, means actual age to the nearest month on the Annuity Starting Date.

Under Annuity Options 2 through 6 the first Annuity Payment is calculated as provided in the Contract and shown on Contract Schedule 1. The first Annuity Payment is then divided by the then current value of an Annuity Unit (see below) to determine the fixed number of Annuity Units used to calculate each subsequent Annuity Payment. Thereafter, each Annuity Payment is calculated by multiplying the fixed number of Annuity Units, as determined above, by the current Annuity Unit Value, less any applicable taxes. Since the value of an Annuity Unit will fluctuate from month to month, the amount of each Annuity Payment may also be expected to fluctuate. However, the Company guarantees that the Periodic Charge will not be changed for any Annuity once issued. (See 'Deductions and Charges.')

ANNUITY UNITS

The value of an Annuity Unit was initially set at $1.00 upon commencement of the Separate Account's operations. The value of an Annuity Unit is thereafter determined as follows on each Payment Date:

First: The Net Investment Factor is determined by dividing (a) by (b) and adding
(c) to the result, where:

(a) is the net increase or decrease in the net asset value per share of the Fund, plus the per share amount of any dividend or capital gain distribution paid or deemed paid by the Fund since the preceding Payment Date, plus or minus a per share charge or credit for any taxes incurred by or reserved for in the Separate Account as of the end of the current Payment Date which the Company determines to have resulted from maintenance of the Separate Account;

(b) is the net asset value per share of the Fund on the preceding Payment Date, plus or minus a per share charge or credit for any taxes incurred by or reserved for in the Separate Account as of the end of the immediately preceding Payment Date which the Company determines to have resulted from maintenance of the Separate Account;

(c) is the net result of 1.000, less the Valuation Period Deduction Charge for the charge to the Separate Account (see 'Deductions and Charges').

     The Net Investment Factor may be more or less than one.

Second: An Annuity Unit value for a Payment Date is equal to:

(a)  the value of the Annuity Unit on the immediately preceding Payment Date;

(b) multiplied by the Net Investment Factor for the period from the preceding Payment Date ending on the current Payment Date; and

(c)  divided by the Assumed Net Investment Factor for that period.

The Assumed Net Investment Factor is equal to one plus the Assumed Annual Interest Rate used in determining the basis for purchase of Annuities, adjusted to reflect the performance of the Separate Account during the particular valuationperiod. For example, using the 5% Assumed Annual Interest Rate, the Assumed Net Investment Factor for a one-year valuation period would be 1.05. For a one-day valuation period, the Assumed Net Investment Factor would be 1.000133. The value of an Annuity Unit will increase only when the actual investment results of the Separate Account exceeds the Assumed Annual Interest Rate. If actual results are less than the Assumed Annual Interest Rate, the value of an Annuity Unit will decrease.

The value of an Annuity Unit as of any date other than a given Payment Date is equal to its value on the next succeeding Payment Date.

VALUE OF THE SEPARATE ACCOUNT

The value of the Separate Account on a Payment Date is equal to (a) its value on the previous Payment Date, less (b) the Periodic Charge, the Administration Fee and Taxes for the period since the preceding Payment Date (see 'Deductions and Charges'), less (c) Annuity Benefits and nonscheduled withdrawals paid since the previous Payment Date, plus (d) net new contributions, plus (e) any dividend or capital gains distributions paid and reinvested for the Separate Account by the Fund, and plus or minus (f) the increase or decrease in the net asset value of the Fund since the preceding Payment Date.

DELAYS IN VALUATION AND PAYMENT

The determination of Net Asset Value, Annuity Unit value or Life Expectancy Unit value and making of payments under the Annuities may be suspended or delayed:

(a) for any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (ii) during which trading on the New York Stock Exchange is restricted;

(b) for any period during which an emergency exists (as determined in accordance with any applicable regulatory requirements) as a result of which (i) disposal by the Separate Account or the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Separate Account or the Fund fairly to determine the value of its net assets; or

(c)  for such  other  periods  as the  Commission  may by order  permit  for the
     protection   of   Participants,   Annuitants,   Joint   Annuitants   and/or
     Beneficiaries.

                             DEDUCTIONS AND CHARGES

Any applicable state premium taxes and other taxes will be deducted either from the initial Purchase Payment at the time an Annuity is purchased or from Annuity Payments or Annuity Benefits, as required by applicable law from time to time. Premium taxes on Contracts, where imposed, range from a minimum of .5% to a maximum of 3.5%.

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.2% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.6% of average annual net assets to cover mortality risk and 0.6% to cover the expense risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

If the charges for mortality and expense risks are insufficient to cover the actual costs of these items, the Company will bear the loss. Conversely, if such charges prove to be more than sufficient, the Company will profit. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales, and other expenses.

The Company may also levy a charge against the Separate Account to reimburse the Company for the amount of any tax liability paid or reserved by the Company that results from the maintenance of the Separate Account.

An Annual Contract Maintenance Charge of $30 will be deducted immediately following the end of each Contract Year. This charge is for administrative services which do not include expenses of distributing the Contracts. This deduction is intended to reimburse the Company for a portion of actual expenses incurred by it in administering the Contracts. The Company does not expect to recover from the Annual Contract Maintenance Charge an amount in excess in its accumulated administrative expenses. Even though the administrative expenses may increase, the Company guarantees it will not increase the amount of the Annual Contract Maintenance Charge. In the case of a total withdrawal occurring 31 or more days after the beginning of a Contract Year, the full annual Contract Maintenance Charge will be deducted.

The Contracts are sold without a sales charge. However, a Withdrawal Charge (contingent deferred sales charge) may be imposed on withdrawals in excess of the scheduled Annuity Payments under Annuity Option 1 (see 'Expense Table,' page
5).

For expenses borne by the Fund, see the current prospectus of the Fund.

TAX INFORMATION
INTERNAL REVENUE CODE LIMITATIONS ON QUALIFIED CONTRACTS

The availability or terms of any payment option may be modified or restricted to the extent necessary to comply with U.S. Treasury Regulations covering permissible distributions from qualified retirement plans. In addition, persons contemplating the purchase of an Annuity should refer to the terms of their plan for any limitation or restrictions regarding the form or commencement date of benefits. In general, federal tax law requires that (1) distribution of the entire Individual Retirement Account must be made by April 1 of the year after the year in which the Annuitant attains age 70 1/2 or (2) distribution must commence by such date. If distributions are commenced by such date, they must be
(a) over the life of the Annuitant or the lives of the Annuitant and any Joint Annuitant or (b) over a period that does not exceed the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and any Joint Annuitant. If the minimum distribution is not made, a 50% nondeductible excise tax is imposed on the amount not distributed. The Annuity Options under the Contract are designed to allow the Annuity Payments to comply with these distribution rules. However, certain Annuity Options may not be available, depending on the Annuity Option selected and the age of a non-spouse Joint Annuitant. Restrictions on these Annuity Options include the following:

Annuity Option 1. If the Joint Annuitant is not the Annuitant's spouse, special rules apply in calculating the joint life expectancy.

Annuity Options 3 or 5. The guaranteed payment period may not exceed the life expectancy of the Annuitant (or joint life expectancy of the Annuitant and Joint Annuitant) at the time of selection of such Annuity Option (whether on original application or conversion from Annuity Option 1).

Annuity Option 4. If the Joint Annuitant is not the Annuitant's spouse, the 100% Annuity Option is available only if the Annuitant is no more than 10 years older than the Joint Annuitant. If the Annuitant is 10-19 years older than the non-spouse Joint Annuitant only the 75% and 50% Annuity Options are available. Only the 50% Annuity Option is available if the Annuitant is more than 19 years older than the non-spouse Joint Annuitant.

Annuity Option 5. Annuity Option 5 is not available if the Joint Annuitant is not the Annuitant's spouse and the Annuitant is more than 10 years older than the Joint Annuitant.

FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. The discussion is based on the Company's understanding of current federal income tax laws as theyare currently interpreted by the IRS. No representation is made regarding the likelihood that either the particular laws or their interpretation will continue. No attempt is made to consider any state or other tax laws which may be applicable.

(A) FEDERAL TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

General: The Company is taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not a separate entity from the Company for purposes of the Code, the Company will be liable for any federal income taxes which become payable with respect to the income of the Separate Account. Under current law, no item of dividend income, interest income or realized capital gain attributable, at a minimum, to appreciation after January 1, 1985, of the Separate Account will be taxed to the Company to the extent it is applied to increase reserves under the Contracts.

Under the principles set forth in IRS Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company believes that the Company will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

The Fund will be required to adhere to regulations adopted pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable annuity contracts. Pursuant to these regulations, on the last day of each calendar quarter no more than 55% of the total assets of the Fund may be represented by securities of any one issuer, no more than 70% may be represented by securities of any two issuers, nor more than 80% may be represented by securities of any three issuers, and no more than 90% may be represented by securities of any four issuers. For this purpose, in the case of U.S. government securities, each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the United States is treated as a U.S. government security.

(B) FEDERAL TAX STATUS OF ANNUITANTS

The Annuities are designed to distribute the benefits of Individual Retirement Accounts or Annuities under Section 408, qualified plans under Section 401(a), tax deferred annuities under Section 403(b), and for Nonqualified Contracts. The tax rules applicable to participants in such qualified plans who purchase the contract vary according to the type of plan and the terms and conditions of the plan itself. Therefore, this discussion is designed to provide only general information about the use of the Annuity in connection with the various types of plans. Participants in plans are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of such plan regardless of the terms and conditions of the Contract.

The Company believes that the Annuitant is not subject to federal income tax on increases in Annuity value until payments are received under the Annuity. This rule would not apply to certain Nonqualified Contracts where the Annuitant is not the Contractholder. Federal income taxation of Annuity Payments and Annuity Benefits is determined under Section 72 of the Code. Section 72 provides, in general, that portion of each Annuity Payment which represents the Annuitant's 'investment' in the Annuity is excluded from gross income for income tax purposes. ('Investment' refers generally to contributions that were not deductible or excludable from income when made.) If the Annuity is purchased entirely with assets which were excludable from the Annuitant's income, the 'investment' by the Annuitant will be deemed to be zero and distributions will be fully taxable as payments are received. To the extent an Annuity is purchased with contributions that were subject to income tax when made to such a plan (such as an Individual Retirement Account where nondeductible contributions were made), proportional amounts of each Annuity Payment may be excluded from gross income for income tax purposes up to the aggregate amount of such contributions.

Once the excludable portion of Annuity Payments equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable. If Annuity Option 1 is selected and nonscheduled withdrawals are made, such payments, if from a Nonqualified Contract, are taxable to the extent that the value of the Contract exceeds the investment in the Contract.

To the extent that nondeductible contributions were made to an individual retirement account or annuity, a portion of any nonscheduled withdrawal (determined in accordance with Form 8606, filed with the Annuitant's Federal income tax return) from such Qualified Contract will be excluded from income.

The taxable portion of distributions to an Annuitant from a Nonqualified Contract prior to age 59 1/2 are generally subject to a 10% early distribution tax. Exceptions are available for substantially equal periodic payments made for the life of the Annuitant or the joint lives of the Annuitant and Joint Annuitant. Some of the Annuity Options available under the Contract would satisfy this exception. Also, distributions from a Qualified Contract prior to age 59 1/2 are generally subject to a 10% early distribution tax in addition to regular income tax. An exception exists for distributions which are a part of a series of payments over the life (or life expectancy) of the Annuitant and Joint Annuitant. Under current law, distributions under Annuity Options 1 through 6 should qualify for the exception. However, the Annuitant should consult qualified tax counsel concerning the availability of the exception. If the early distribution tax does not apply as a result of the periodic distribution exception for distributions prior to age 59 1/2, and if the series of payments is subsequently modified, the tax for the year when the modification occurs will be increased by an amount equal to the tax that would have been imposed but for the exception, plus interest, if the modification takes place before the later of (a) the date the taxpayer attains age 59 1/2 or (b) the date which is five years from the date of the first payment. A modification would occur, for instance, in the event of a nonscheduled withdrawal or a conversion from Annuity Option 1 to another Annuity Option. This recapture provision does not apply for distributions upon death or disability.

For Qualified Contracts, distributions in excess of $155,000 per year in the case of periodic distributions and in excess of $775,000 in the case of lump sum distributions may be subject to an additional 15% excise tax.

(C) RESTRICTIONS ON DISTRIBUTIONS UNDER 403(B) PLANS

Distributions attributable to contributions made pursuant to a salary reduction agreement under a 403(b) plan may be paid only (a) after the Annuitant attains age 59 1/2, separates from service, dies or becomes disabled, or (b) in case of hardship. Therefore, one of these exceptions must exist before the Annuity Starting Date.

(D) ROLLOVERS AND DIRECT ROLLOVERS

An individual receiving an eligible rollover distribution from a qualified plan under Section 401(a) or tax-deferred annuity under Section 403(b) may elect a direct rollover into an Individual Retirement Account or Annuity (or into another 401(a) plan or 403(b) annuity, respectively) and avoid current taxation on the amount of the direct rollover. In a direct rollover, the eligible rollover distribution is paid directly from the plan or annuity to the Individual Retirement Account, plan or Annuity (or 403(b) annuity). If a direct rollover is not selected, an eligible rollover distribution is subject to a 20% mandatory income tax withholding (see (e) below). However, if an eligible rollover distribution is made to an individual instead of a direct rollover, the individual may also avoid current taxation by rolling over the taxable portion (including any tax withheld) into an Individual Retirement Account or Annuity within 60 days of receipt.

Rollovers may also be made of distributions from Individual Retirement Accounts or Annuities. Such rollovers must be made within 60 days of receipt and are limited to one per year. A rollover may not be made of the amount necessary to meet the minimum distribution requirement for a particular year.

Transfers  may  also  be  made  directly   from  other   individual   retirement
arrangements under Section 408 of the Code.

(E) WITHHOLDING
MANDATORY WITHHOLDING.

Nonscheduled payments under Option 1 from a Section 401(a) or Section 403(b) plan will generally be treated as eligible rollover distributions, and therefore will be subject to a 20% mandatory income tax withholding unless a direct rollover to another plan or individual retirement arrangement is selected.

The 20% mandatory income tax withholding does not apply to individual retirement arrangements.

ELECTIVE WITHHOLDING.

With respect to payments from a contract purchased under a 401(a) plan or a 403(b) annuity other than nonscheduled withdrawals under Option 1, and with respect to all payments from an Individual Retirement Account, income tax withholding is required unless the recipient makes an election not to have federal income tax withheld from such payments. This election is revocable by the recipient at any time.

The withholding rate, as determined from the recipient's withholding certificate, will be applied against the taxable portion of each Annuity Payment. If no withholding certificate is filed with the Company, tax will be withheld from Annuity Payments and Annuity Benefits on the basis that the payee is married with three withholding exemptions.

Persons who elect not to have withholding made are nonetheless liable for federal income tax on the Annuity Payments and Annuity Benefits received by them and may become subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

(F) INCOME TAXATION OF DEATH BENEFITS.

Upon the death of the Annuitant and any Joint Annuitant, remaining Annuity Payments, if any, under the Annuity Option selected, or the death benefit payable under Annuity Option 1, will be taxable to the Beneficiary, except that any remaining investment in the Contract of the Annuitant will be assumed by the Beneficiary. A lump sum distribution of the balance under Annuity Option 1 may not be rolled into the Beneficiary's Individual Retirement Account.

                       SALES OF VARIABLE ANNUITY CONTRACTS

The distributor of the Contracts is Franklin Templeton Distributors, Inc. ('FTD'). FTD is an indirect wholly-owned subsidiary of Franklin Resources, Inc. Contracts will be sold through broker-dealers registered under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell Contracts under terms of agreement provided by FTD and terms of agreement provided by the Company. For services it renders the Company pays FTD or such other person if required under applicable law, an amount up to 5% of the Purchase Payments under the Contracts. In addition, the Company will reimburse FTD for sales related expenses. The Company through FTD or such other person, pays dealers who sell Contracts an amount up to 5% of the Purchase Payments under the Contracts. The amounts paid by the Company are not deducted from the Purchase Payments. Deductions for Withdrawal Charges (as described in the 'Expense Table') may be used to reimburse the Company for commission payments to broker-dealers.
                                  VOTING RIGHTS

In accordance with its view of present applicable law, the Company will vote the shares of the Fund held in the Separate Account at special meetings of the shareholders of the Fund in accordance with instructions received from persons having a voting interest in the Separate Account. The Company understands that under present applicable law, persons currently receiving payments under an Annuity have such voting interest. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

The number of votes which a person has a right to instruct will be determined by dividing the reserve for the applicable Annuity in the Separate Account by the net asset value per share of the Fund. Such number of shares will be determined as of a date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund, which shall not be more than 90 days prior to any meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days prior to such meeting. The votes attributable to each Annuity decrease as reserves allocated to that Annuity decrease.

                  SUBSTITUTION OF SECURITIES AND OTHER CHANGES

If the shares of the Fund should no longer be available for investment by the Separate Account or if, in the judgment of the Company, further investment in such shares should be inappropriate in view of the purpose of the Annuities, the Company may substitute shares of another mutual fund or other investment vehicle for shares of the Fund already purchased or to be purchased in the future under the Annuities. No substitution of securities may take place without prior approval of the Securities and Exchange Commission in accordance with such requirements as it may impose, without notice to or approval by persons having voting interest, or without complying with filing or other procedures established by applicable state insurance regulators.

At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares, the Separate Account may be operated as a management company under the Investment Company Act of 1940 or in any other permitted form, or it may be deregistered under the Act in the event registration is no longer required. The Company also reserves the right to add or delete other separate accounts or subaccounts of the Separate Account; to combine the Separate Account with other separate accounts and to combine one or more subaccounts; or their successors or assigns; to add or delete mutual funds, other investment vehicles, or series of either as investments for a separate account or subaccounts; to add a fixed account providing for the provision of Annuity Benefits out of the Company's general account; and to split or combine the value of the Annuity Units provided such action has no material effect on benefits or other provisions of Annuities previously issued under the Contracts.

Upon notice to the person(s) currently receiving payments under an Annuity, the Contracts or an Annuity may be modified by the Company, but only if such modification: (1) is necessary to make the Contracts and/or the Annuities comply with any law or regulation issued by a governmental agency to which the Company, the Separate Account, the Contracts and/or an Annuity are subject; or (2) is necessary to assure continued qualification of the Contracts or the Annuities under the Internal Revenue Code or other applicable federal or state laws relating to annuity contracts, deferred compensation plans, pension or profit sharing plans, individual retirement accounts or other retirement plans, as such laws may be amended from time to time; or (3) is necessary to reflect a change in the operation of the Separate Account as described in the preceding paragraph. In the event of any such modifications, the Company will make appropriate endorsement to the Contracts and comply with the requirements and procedures which the Securities and Exchange Commission and applicable state insurance regulatory authorities may impose.

                             PERFORMANCE INFORMATION

Performance information for the Separate Account, including the yield and total return, may appear in advertisements, report, and promotional literature to current or prospective Contractowners.

                             ILLUSTRATION OF VALUES

The following tables have been prepared to show how investment performance affects variable Annuity Payments over time. The variable Annuity Payment amounts reflect three different assumptions for a constant investment return before all expenses: 0%, 6%, and 12%. There are hypothetical rates of return and, of course, the Company does not guarantee that the Contract will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.

The variable Annuity Payments may be more or less than the payments shown if the actual returns of the Fund are different than those illustrated. Since it is very likely that investment returns will fluctuate over time, the amount of variable Annuity Payments will also fluctuate. The total amount of Annuity Payments ultimately received will depend on cumulative investment returns and how long the Annuitant lives and the option chosen.

Another factor which determines the amount of variable Annuity Payments is the 5% Assumed Annual Interest Rate. Income will increase from one Payment Date to the next if the annualized net rate of return during that time is greater than the 5% Assumed Annual Interest Rate, and will decrease if the annualized net rate of return is greater than the 5% Assumed Annual Interest Rate.

     The payment amounts shown reflect the deduction of all fees and expenses. Actual Fund fees and expenses may vary from year to year and thus may be higher or lower than the assumed rate. The illustrations assume that the Fund will incur expenses at the annual rate of 1.0% of the average daily net assets of the Fund. (This is the amount of the Fund's total operating expenses, net of fee reduction, as of December 31, 1995.) The Mortality and Expense Risk Fee is calculated at an annual rate of 1.20% of the average daily net assets of the Separate Account. After taking these expenses and charges in to consideration, the illustrated gross investment returns 0%, 6%, and 12% are approximately equal to net rates of -2.18%, 3.69%, and 9.56%, respectively.

                      TEMPLETON IMMEDIATE VARIABLE ANNUITY

Annuitant:        John Doe                            Annuity Purchase Amount:        $100,000

Date of Birth:    1/1/26                              Issue Date:                     1/1/96

Annuity Option:   Single Life Annuity Option 2        Initial Payment Date:           1/1/96

Premium Tax:      0%                                  Frequency of Annuity Payment:   Monthly

Annuity Factor:   7.39                                Assumed Annual Interest Rate:   5%

The amount of monthly variable Annuity Payments shown in the table below and the graph that follows assumes a constant annual investment return. The amount of the variable Annuity Payment that is actually received will depend on the investment performance of the Fund. The variable annuity can go up or down and no minimum dollar amount of variable Annuity Payment is guaranteed. Calculation of the amounts shown takes into account a 5% Assumed Annual Interest Rate and the expenses for the Fund as reflected in the Expense Table. Income will remain constant at $739 per month when the annualized rate of return after expenses is 5% (or 7.34% before expenses).


                            MONTHLY ANNUITY PAYMENTS

                    Annual rate of
                    return before
                    expenses:         0%        6.00%    12.00%




Annuity                            Annual rate of
Payment                             return after
Date                     Age          expenses:     -2.18%    3.69%    9.56%

January 1, 1996          70                           739       739      739

January 1, 1997          71                           688       730      771

January 1, 1998          72                           641       721      805

January 1, 1999          73                           598       712      840

January 1, 2000          74                           557       703      876

January 1, 2001          75                           519       694      914

January 1, 2006          80                           364       652     1,131

January 1, 2011          85                           256       612     1,399

January 1, 2016          90                           179       575     1,731

January 1, 2021          95                           126       540     2,141

January 1, 2026         100                            88       508     2,648

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS.

                     ANNUITY INCOME
               5% ASSUMED INTEREST RATE

                     [The following table replaces a graph]

 Net rates of return                 -2.18%            3.69%            9.56%
          Year     1                    739              739              739
                   2                    688              730              771
                   3                    641              721              805
                   4                    598              712              840
                   5                    557              703              876
                   6                    519              694              914
                   7                    483              686              954
                   8                    450              677              995
                   9                    419              669            1,039
                  10                    391              660            1,084
                  11                    364              652            1,131
                  12                    339              644            1,180
                  13                    316              636            1,231
                  14                    294              628            1,285
                  15                    274              620            1,341
                  16                    256              612            1,399

                   17                    238              605            1,460
                   18                    222              597            1,523
                   19                    207              590            1,589
                   20                    193              583            1,658
                   21                    179              575            1,731
                   22                    167              568            1,806
                   23                    156              561            1,884
                   24                    145              554            1,966
                   25                    135              547            2,052
                   26                    126              540            2,141
                   27                    117              534            2,234
                   28                    109              527            2,331
                   29                    102              520            2,432
                   30                     95              514            2,538
                   31                     88              508            2,648

              STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

                         Templeton Funds Annuity Company

                             Independent Accountants

                             Performance Information

                              Financial Information

   Financial Statements--Templeton Immediate Variable Annuity Separate Account

              Financial Statements--Templeton Funds Annuity Company

                                   APPENDIX A

                      Dollar Value of FIRST Monthly Payment
                               for Each $1,000 of
                         Separate Account Contract Value

                                ANNUITY OPTION 1

The Contract provides that monthly payments under Annuity Option 1 are calculated by dividing the Separate Account Contract Value by the life expectancy and further dividing by 12. To assist in determining monthly payments under Annuity Option 1, the following indicates the monthly payments for each $1,000 of Separate Account Contract Value for both single life and joint life expectancies based on the current IRS life expectancy tables, at the given ages.

               ANNUITY OPTION 1(A)--SINGLE LIFE EXPECTANCY ANNUITY

                           FIRST MONTHLY PAYMENT USING
                           IRS LIFE EXPECTANCY TABLES

                              Actual First Monthly
                                   Age Payment
                                    50 $2.52
                                    51  2.59
                                    52  2.66
                                    53  2.74
                                    54  2.82
                                    55  2.91
                                    56  3.01
                                    57  3.11
                                    58  3.22
                                    59  3.33
                                    60  3.44
                                    61  3.58
                                    62  3.70
                                    63  3.86
                                    64  4.01
                                    65  4.17
                                    66  4.34
                                    67  4.53
                                    68  4.73
                                    69  4.96
                                    70  5.21
                                    71  5.45
                                    72  5.71
                                    73  6.00
                                    74  6.31
                                    75  6.67

               ANNUITY OPTION 1(b)--JOINT LIFE EXPECTANCY ANNUITY

             FIRST MONTHLY PAYMENT USING IRS LIFE EXPECTANCY TABLES

Actual Age                     Your Actual Age
of Joint
Annuitant     50      55       60       65       70         75
50           $2.13   $2.25    $2.34    $2.41     $2.45     $2.48
55            2.25    2.42     2.58     2.70      2.79      2.84
60            2.34    2.58     2.81     3.02      3.18      3.29
65            2.41    2.70     3.02     3.33      3.61      3.82
70            2.45    2.79     3.18     3.61      4.05      4.43
75            2.48    2.84     3.29     3.82      4.43      5.05

                         ANNUITY OPTION 2--LIFE ANNUITY

                           FIRST MONTHLY PAYMENT USING
                            5% ASSUMED INTEREST RATE

                              Actual First Monthly
                                   Age Payment
                                    50 $5.14
                                    51  5.20
                                    52  5.26
                                    53  5.32
                                    54  5.39
                                    55  5.46
                                    56  5.54
                                    57  5.62
                                    58  5.71
                                    59  5.80
                                    60  5.90
                                    61  6.01
                                    62  6.13
                                    63  6.25
                                    64  6.38
                                    65  6.52
                                    66  6.67
                                    67  6.83
                                    68  7.01
                                    69  7.19
                                    70  7.39
                                    71  7.61
                                    72  7.84
                                    73  8.08
                                    74  8.35
                                    75  8.63

                                ANNUITY OPTION 3
              LIFE ANNUITY WITH 60, 120 OR 180 PAYMENTS GUARANTEED

                              FIRST MONTHLY PAYMENT
                            USING 5% ASSUMED INTEREST
                              Number of Guaranteed
                                Monthly Payments

                                Actual
                                 Age    60   120     180
                                  50  $5.13  $5.11  $5.07
                                  51   5.19   5.16   5.12
                                  52   5.25   5.22   5.17
                                  53   5.31   5.28   5.23
                                  54   5.38   5.34   5.29
                                  55   5.45   5.41   5.35
                                  56   5.53   5.48   5.41
                                  57   5.61   5.56   5.48
                                  58   5.69   5.64   5.55
                                  59   5.78   5.72   5.62
                                  60   5.88   5.81   5.70
                                  61   5.99   5.91   5.78
                                  62   6.10   6.01   5.86
                                  63   6.22   6.11   5.95
                                  64   6.34   6.22   6.03
                                  65   6.48   6.34   6.13
                                  66   6.62   6.46   6.22
                                  67   6.77   6.59   6.31
                                  68   6.94   6.73   6.41
                                  69   7.11   6.87   6.51
                                  70   7.30   7.02   6.61
                                  71   7.49   7.17   6.70
                                  72   7.70   7.33   6.80
                                  73   7.93   7.49   6.89
                                  74   8.16   7.66   6.99
                                  75   8.41   7.83   7.08

            ANNUITY OPTION 4(a)--JOINT AND 100% SURVIVOR LIFE ANNUITY

              FIRST MONTHLY PAYMENT USING 5% ASSUMED INTEREST RATE

Actual Age                      Your Actual Age
of Joint
Annuitant      50       55       60       65     70       75
50            $4.72    $4.81    $4.89    $4.96   $5.02   $5.06
55             4.81     4.94     5.06     5.16    5.25    5.33
60             4.89     5.06     5.23     5.39    5.54    5.66
65             4.96     5.16     5.39     5.63    5.86    6.06
70             5.02     5.25     5.54     5.86    6.20    6.52
75             5.06     5.33     5.66     6.06    6.52    7.01

            ANNUITY OPTION 4(b)--JOINT AND 75% SURVIVOR LIFE ANNUITY

              FIRST MONTHLY PAYMENT USING 5% ASSUMED INTEREST RATE

Actual Age                      Your Actual Age
of Joint
Annuitant      50       55       60        65       70      75
50            $4.82    $4.96    $5.11    $5.28    $5.45    $5.64
55             4.89     5.06     5.24     5.45     5.66     5.89
60             4.95     5.15     5.38     5.63     5.91     6.19
65             5.00     5.24     5.51     5.83     6.18     6.55
70             5.05     5.31     5.62     6.01     6.46     6.95
75             5.08     5.36     5.72     6.17     6.72     7.36

            ANNUITY OPTION 4(c)--JOINT AND 50% SURVIVOR LIFE ANNUITY

              FIRST MONTHLY PAYMENT USING 5% ASSUMED INTEREST RATE

Actual Age                      Your Actual Age
of Joint
Annuitant      50       55        60      65       70        75
50            $4.92    $5.12     $5.35   $5.63    $5.98    $6.38
55             4.97     5.19      5.45    5.76     6.14     6.59
60             5.01     5.25      5.54    5.90     6.33     6.84
65             5.05     5.31      5.64    6.04     6.54     7.12
70             5.08     5.36      5.71    6.17     6.74     7.43
75             5.10     5.39      5.78    6.28     6.93     7.74

            ANNUITY OPTION 5(a)--JOINT AND 100% SURVIVOR LIFE ANNUITY
                           WITH 60 PAYMENTS GUARANTEED
              FIRST MONTHLY PAYMENT USING 5% ASSUMED INTEREST RATE

Actual Age                       Your Actual Age
of Joint
Annuitant      50      55       60        65       70        75
50            $4.72   $4.81    $4.89     $4.96    $5.02    $5.06
55             4.81    4.94     5.06      5.16     5.25     5.32
60             4.89    5.06     5.23      5.39     5.54     5.66
65             4.96    5.16     5.39      5.63     5.86     6.06
70             5.02    5.25     5.54      5.86     6.19     6.52
75             5.06    5.32     5.66      6.06     6.52     7.00

            ANNUITY OPTION 5(b)--JOINT AND 100% SURVIVOR LIFE ANNUITY
                          WITH 120 PAYMENTS GUARANTEED
              FIRST MONTHLY PAYMENT USING 5% ASSUMED INTEREST RATE

Actual Age                                        Your Actual Age
of Joint
Annuitant      50       55       60       65       70       75
50            $4.72    $4.81    $4.89    $4.96    $5.01   $5.05
55             4.81     4.94     5.05     5.16     5.25    5.32
60             4.89     5.05     5.22     5.39     5.53    5.64
65             4.96     5.16     5.39     5.62     5.84    6.03
70             5.01     5.25     5.53     5.84     6.17    6.47
75             5.05     5.32     5.64     6.03     6.47    6.90

            ANNUITY OPTION 5(c)--JOINT AND 100% SURVIVOR LIFE ANNUITY
                          WITH 180 PAYMENTS GUARANTEED
              FIRST MONTHLY PAYMENT USING 5% ASSUMED INTEREST RATE

Actual Age                                        Your Actual Age
of Joint
Annuitant      50        55      60       65      70       75
50            $4.72     $4.81   $4.89    $4.95    $5.00   $5.04
55             4.81      4.93    5.05     5.15     5.23    5.29
60             4.89      5.05    5.21     5.37     5.50    5.60
65             4.95      5.15    5.37     5.59     5.79    5.95
70             5.00      5.23    5.50     5.79     6.07    6.31
75             5.04      5.29    5.60     5.95     6.31    6.64

                   ANNUITY OPTION 6--UNIT REFUND LIFE ANNUITY

                           FIRST MONTHLY PAYMENT USING
                            5% ASSUMED INTEREST RATE

                               Actual  First Monthly
                                  Age  Payment
                                   50 $5.03
                                   51  5.07
                                   52  5.12
                                   53  5.17
                                   54  5.23
                                   55  5.29
                                   56  5.35
                                   57  5.42
                                   58  5.49
                                   59  5.56
                                   60  5.64
                                   61  5.72
                                   62  5.80
                                   63  5.89
                                   64  5.99
                                   65  6.09
                                   66  6.19
                                   67  6.30
                                   68  6.42
                                   69  6.54
                                   70  6.67
                                   71  6.80
                                   72  6.94
                                   73  7.09
                                   74  7.25
                                   75  7.41

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